As filed with the Securities and Exchange Commission on September 28, 1998

                                                     Registration No. 33-92030

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-3
                         Post-Effective Amendment No. 1
                                       To
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                             ThermoRetec Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                                        59-3203761
(State or other jurisdiction of            (IRS Employer Identification Number)
 incorporation or organization)

                              9 Pond Lane, Suite 5A
                        Concord, Massachusetts 01742-2851
                                 (978) 371-3200
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                             ThermoRetec Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                             Seth H. Hoogasian, Esq.
                                 General Counsel
                             ThermoRetec Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
                             ----------------------

     Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement has become effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a  post-effective  amendment  filed pursuant to Rule 462(c)
under  the  Securities  Act of  1933,  check  the  following  box and  list  the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                             ----------------------


     This  post-effective   amendment  removes  from  registration  any  of  the
securities which remained unsold as of the date of the filing of this post-effective amendment. The registration is hereby terminated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 33-92030) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Concord, Massachusetts, on this 28th day of September, 1998.


                                   THERMORETEC CORPORATION


                                   By:/s/ Robert W. Dunlap
                                      -------------------------
                                      Robert W. Dunlap
                                      President and Chief Executive Officer

Signature                     Title                         Date

 /s/ Robert W. Dunlap         President, Chief              September  28, 1998
-------------------------     Executive Officer and
Robert W. Dunlap              Director (Principal
                              Executive Officer)

/s/ John N. Hatsopoulos*      Chief Financial Officer       September 28, 1998
-------------------------     and Senior Vice President
John N. Hatsopoulos           (Principal Financial
                              Officer)

/s/ Paul F. Kelleher*         Chief Accounting Officer      September 28, 1998
-------------------------     (Principal Accounting
Paul F. Kelleher              Officer)


/s/ John P. Appleton*         Chairman of the Board of      September 28, 1998
-------------------------     Directors
John P. Appleton

/s/ Elias P. Gyftopoulos*     Director                      September 28, 1998
-------------------------
Elias P. Gyftopoulos

                              Director                      September __, 1998
-------------------------
Fred Holubow

/s/ Theo Melas-Kyriazi*       Director                      September 28, 1998
-------------------------
Theo Melas-Kyriazi

-------------------------     Director                      September __, 1998
Frank E. Morris

/s/ William A. Rainville*      Director                      September 28, 1998
-------------------------
William A. Rainville

     /s/ Seth H. Hoogasian
*By: ----------------------
    Seth H. Hoogasian
    Attorney-in-Fact